                                                                    EXHIBIT 24.1
                                                                    ------------

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-4 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1998.


                                    /s/ Norman M. Doerr
                                    -----------------------------------
                                    Norman M. Doerr

                               POWER OF ATTORNEY
                               -----------------


          The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-4 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1998.


                                    -----------------------------------
                                    Clarence E. Johnson

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-4 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1998.


                                    /s/ James E. Martin
                                    -----------------------------------
                                    James E. Martin

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-4 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1998.


                                    /s/ George W. Peck IV
                                    -----------------------------------
                                    George W. Peck IV

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-4 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1998.


                                    /s/ Donald R. Gant
                                    -----------------------------------
                                    Donald R. Gant

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-4 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1998.


                                    /s/ Jean-Pierre M. Ergas
                                    -----------------------------------
                                    Jean-Pierre M. Ergas